                                                                    EXHIBIT 10.7

    SUMMIT CARE CORPORATION

    2600W. Magnolia Boulevard, P.O. Box 2100, Burbank, California 91507-2100

    (818)841-8750  FAX(818)841-5847



June 1, 1994



Palmorest Associates, Ltd.
c/o Michael Traiger & Company
4314 Marina City Drive
Marina Del Rey, CA 90292



Gentlemen:

This letter shall serve as notification of our intent to exercise the option to extend our lease dated November 20, 1969 amended as of September 1, 1979 on the property located at 13075 Blackbird, Garden Grove, CA 92643.

In accordance with the above mentioned lease terms, this extension shall be for five (5) years commencing on September 1, 1994 and terminating on August 31, 1999. Monthly rent will continue to be computed as specified in the lease, amendment paragraph III.

Please forward confirmation of this extension for our files.


Sincerely,


/s/ Derwin L. Williams

Derwin L. Williams
Vice President - Finance

                                    LEASE OF

                         CONVALESCENT HOSPITAL FACILITY

                                  (as amended)


          Amendment to Lease, recorded December 1, 1969 in Book 9150, Page 794, Official Records of Orange County, California. Said 1ease was executed November 20, 1969 by and between PARMCREST ASSOCIATES LTD., as Lessor, and CENTURY CONVALESCENT CENTERS, a Delaware corporation, as Lessee (herein "Century").



          IT IS HEREBY MUTUALLY AGREED, that the foregoing described lease shall be and is hereby amended and the following paragraphs shall be amended in their entirety to read as follows:


OPENING PARAGRAPH:
-----------------

          The Lessee shall be SUMMIT HEALTH LTD., a California corporation in place and instead of CENTURY CONVALESCENT CENTERS.


                                       II

          TERM:  The term of the lease shall be fifteen (15) years commencing
          ----
September 1, 1979.

                                      III

          RENT  AND SECURITY DEPOSIT:
          --------------------------

          (a) During the term of this lease, Lessee shall pay to Lessor rent in ADVANCE on or before the first day of each calendar month of the term hereof at the rate of:

              (i) For the first year of the TERM hereof the sum of $11,025 or month ($87.50 per bed per month): and

              (ii)  For the second year the sum of $11,340 per

month ($90.00 per bed per month); and

              (iii) For each succeeding year of the term hereof

and any extended term an increase of 1 1/2 dollars ($1.50 per bed per month over and above the rent paid per bed per month for the preceding year -

          (b) The first sentence of this subparagraph (b) shall be amended by subsrirtiring $25,000 as security for the full and faithful performance of Lessee's obligations hereunder, in place and instead of $40,000.

          (c) Paragraph (c) of this subparagraph (c) is stricken and deleted from this lease.


                                      IV


          USE:
          ---

          The demised premises hereby leased by Lessee shall be used by Lessee for the purposes of operating a 12G bed convalescent hospital, nursing home or facility of a similar nature and for no other purpose whatsoever without the express written permission of the Lessor first having been obtained. Such permission by the Lessor shall not be unreasonably withheld.


                                     XXIV

          OPTION TO RENEW:
          ---------------

          Provided not then in default, Lessee shall have the option, exercisable not more than 90 and not less than 30 days prior to the end of the initial term, to renew the ease for an additional five (5) year term on all of the lease terms and conditions as herein set forth, and likewise have the option to renew this lease upon notice as provided for herein, for a second additional five year term in the manner and upon the terms and conditions above set forth.


                                      XXV

          PERSONAL PROPERTY:
          -----------------

          Lessee acknowledges that all personal property located in, on, or about the premises, is the sole property of Lessor. Lessee shall, at his sole cost and expense, insure, keep, and maintain in good and sanitary order, condition and repair, all of the furnishings, equipment and personal property in, on or about the premises and make replacements thereof as necessary, to operate a 126 Bed Convalescent. Hospital in accordance with the rules and regulations of all governmental agencies concerned; and all such personal property, together with all substitutions and replacements therefor, shall become and remain the property of Lessor.


          The following additional articles are hereby added to the lease:


                                 ARTICLE XXVII

          REMOVAL OF PATIENTS:
          -------------------

          Lessee shall not remove patients from the premises to any other convalescent hospital, nursing home, or facility, of a similar nature owned or operated by Lessee or any assignee of Lessee hereunder. As used herein the phrase "owned or operated" shall include, but not be limited to any entity in which lessee or any assignee of Lessee owns any interest whatsoever, or has any financial arrangements pursuant to which Lessee or any assignee of Lessee receives compensation of any kind whatsoever, defining compensation in its broadest sense. Nothing contained herein shall be construed to restrict Lessee of any assignee of Lessee from removing patients to such a facility if the consent of Lessor, in writing, is first obtained.

                                 ARTICLE XXVIII

          Lessee is given the option to assign this lease to its wholly owned subsidiary, namely, ROYALWOOD CONVALESCENT HOSPITAL, a corporation. Notwithstanding such assignment, Lessee SUMMIT HEALTH LTD., shall remain obligated to pay all rents and perform all the obligations of this lease to the same effect as SUMMIT had not assigned this lease to its named subsidiary.


                                  ARTICLE XXIX

          LATE CHARGES:
          ------------

          In the event that any sums payable to Lessor under this lease are not paid within fifteen (15) days after the date due, then, in such event, in addition to the amounts due, there shall also be due a late payment charge in the sum of $20.00. In addition thereto, interest at the maximum rate allowed by law shall be added to the amount due Lessor. In the event any portion of this
Article is found to be unenforceable as an unlawful penalty, forfeiture, liquidated damages clause, on the grounds of usury, or for any other reason, then the amount unenforceable by reason thereof shall be forgiven, but any other sums provided for herein shall nevertheless be due and payable.

                                  ARTICLE XXX

          Lessor in consideration of Lessee executing this lease agrees that any sum paid by Lessee to Lessor's prior Lessee GLENN OLELS) of the demised premises, as and for the purchase of the rent deposit heretofore paid to Lessor by said prior Lessee but not exceeding $15,000.00, will be paid by Lessor to Lessee in the event SUMMIT CANNOT obtain all necessary licenses and permits required by law to operate a 126 bed convalescent hospital in its demised premises. Such payment by Lessor shall be made it Lessee does not obtain all the licenses herein mentioned within 95 days from September 1, 1979. Wherein GLENN OLELS is mentioned herein, it shall also refer with equal force and effect to PALM GROVE CONVALESCENT CENTER INC., formerly known as GLENHAVEN OF FULLERTON.

                                  ARTICLE XXXI

          SUMMIT hereby appoints ROYALWOOD CONVALESCENT HOSPITAL, a wholly owned subsidiary corporation, as its nominee to be Lessee hereunder, but SUMMIT shall at all times remain obligated to pay all the rents and perform all the obligations of this lease, to the same effect as if SUMMIT had not appointed the above named corporation to be the Lessee hereunder.


          EXCEPT as said Lease is amended by this Instrument, all other provisions of the described Lease shall remain in full force and effect between the parties hereto; and all former or other amendments to this Lease are hereby cancelled and annulled.

Dated   9/1   1979.
     -------


              LESSEE: SUMMIT HEALTH LTD., and its appointed nominee as Lessee hereunder,
                       ROYALWOOD CONVALESCENT HOSPITAL


                       By [ILLEGIBLE SIGNATURE]
                       -------------------------------------

                       By [ILLEGIBLE SIGNATURE]
                       -------------------------------------

              LESSSOR: PALMCREST ASSOCIATES LTD.


                       By [ILLEGIBLE SIGNATURE]
                       --------------------------------------

                       By [ILLEGIBLE SIGNATURE]
                       --------------------------------------

                          CONVALESCENT HOSPITAL LEASE
                          ---------------------------

              THIS LEASE is made this 20th day of November 20, 1969 between
                                      ----        -----------------
PALMCREST ASSOCIATES, LTD. hereinafter referred to as "Lessor", and CENTURY
--------------------------                                          -------
CONVALESCENT CENTERS, a Delaware corporation, hereinafter referred to as
--------------------------------------------
"Lessee"

                                       I

                                   PREMISES
                                   --------

              In consideration of the rent herein agreed to be paid by Lessee and the covenants and conditions herein contained, Lessor hereby leases to Lessee and Lessee hereby hires from Lessor, for the term hereinafter provided, and upon the terms and conditions set forth herein, that certain real property in the City of Garden Grove, County of Los Angeles, State of California, more
               ------------                                  ----------
particularly described in Exhibit A-1 attached hereto, together with all improvements thereon and the personal property located thereon and more particularly described in Exhibit A-2 attached hereto, said real property and improvements and personal property being known and operated as Palmcrest
                                                               ---------
Convalescent Home and sometimes hereinafter being collectively referred to as
-----------------
"The Premises".

                                      II

                                     TERM
                                     ----

              The term of this Lease shall be for 25 years, commencing on or
                                                  --
before December 31, 1969.
       -----------------
                                       III

                            RENT AND SECURITY DEPOSIT

              (a) During the term of this Lease, Lessee shall pay to Lessor rent in advance on or before the first day of each calendar month of the term at the rate of $8,190 per month.

              (b) Lessee has deposited with Lessor the sum of $40,000 as security for the full and faithful performance of Lessee's obligations hereunder. If Lessee defaults with respect to its obligations hereunder, Lessor may use, apply or retain all or any part of the security deposit for the payment of any sum in default, or to compensate Lessor for any loss or damage sustained by reason of Lessee's default. If any portion of said deposit is to be used or applied, Lessee shall within fifteen (15) days after written demand therefor deposit cash with the Lessor in an amount sufficient to restore the security deposit to its original amount. Lessor shall not be required to keep the security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. The security deposit or any balance thereof shall be returned to Lessee at the expiration of the lease term.

                                      IV

                                      USE
                                      ---

              The demised premises hereby leased by Lessee shall be used by Lessee for the purposes of operating a convalescent hospital, nursing home or facility of a similar nature and for no other purpose whatsoever without the express written permission of the Lessor first having been obtained. Such permission by the Lessor shall not be unreasonably withheld.

                                       V

                             CARE AND MAINTENANCE
                             --------------------

              Lessee shall, at its sole cost, keep and maintain the entire demised premises, including the appurtenances, parking lot, and sidewalks immediately adjacent thereto, as well as shrubbery and landscaping, in good and sanitary order, condition and repair, replacing any broken glass. Lessee expressly waives any right to require Lessor to make repairs, or to make repairs at the cost of Lessor. By taking possession of the property Lessee accepts the premises as presently being in good and sanitary order, condition, repair and agrees on the last day of said term or sooner termination of this Lease to surrender unto Lessor all and singular said Premises with said appurtenances in at least as good a condition as when received, fair wear and tear, damages by fire, act of God or by the elements excepted. Lessee further agrees to remove all of Lessee's signs from said Premises in a good and workmanshiplike manner at the termination of this Lease upon the request and option of the Lessor that he do so. All work in the removal of said signs shall be done in a workmanshiplike manner and without injury to the Premises.

                                      VI

                            CHANGE AND ALTERATIONS
                            ----------------------

              Lessee may install partitions, fixtures, machinery and other equipment in conformance with applicable ordinances and laws, and, if so requested by

Lessor, shall before the expiration of the term hereof remove the same, repair any damage caused thereby, and restore all tine Premises substantially to their condition prior to the making of any alterations or changes.

              Lessee agrees not to make any other changes or alterations on or to said Premises without the express written permission of Lessor first having been obtained, which permission shall not be unreasonably withheld by Lessor. Lessee shall not commit or suffer to be committed any waste upon said premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the adjacent buildings. Any alteration to said Premises, additions or improvements thereto shall become at once a part of the realty and belong to tine Lessor.

                                      VII

                                  INSURANCE
                                  ---------

              Lessee agrees to take out and keep in force during the term of the lease at his own expense public liability, property damage and other insurance to protect against liability to persons or property incident to the use of or resulting in any way from any accident occurring in or upon or about said Premises. Such policy or policies shall be in an amount not less than One Hundred Thousand Dollars ($100,000.00) for injuries to or death of any one person and in an amount not less than Three Hundred Thousand Dollars ($300,000.00) for injuries to or death of more than one person arising from one and the same accident, and in an amount of not less than Twenty-Five Thousand Dollars ($25,000.00) for damage or injury to personal property. Lessee agrees to save, indemnify and hold Lessor harmless from liability arising out of Lessee's utilization of the demised promises. Lessee shall furnish to Lessor a certificate of said insurance, which certificate shall contain the provision that it shall not be subject to cancellation without at least ten (10) days written notice to the Lessor. In the event that Lessee fails to carry such insurance Lessor is hereby given the right to obtain such insurance and add the cost thereof to the rental accruing hereunder. However, Lessor shall be under no obligation to do so.

              Lessee shall carry and pay for fire and extended hazard insurance to 100% of the insurable value of the building and improvements herein demised; provided, however, that Lessor shall appear as co-insured on such policy or policies. "Insurable value" shall be deemed to be such value as may be determined at the time of Issuance of any policy of Insurance required under the terms hereof and at the time of renewal of any such policy by the insurer issuing said policy or renewal or by the broker through whom such insurance shall be obtained. Evidence of such insurance value shall be furnished to

Lessor at the time of each such issuance or renewal. Lessee may provide such insurance on behalf of Lessor, under blanket policies to such effect. If Lessee does not obtain and keep such insurance in full force and effect, Lessor may take out the necessary insurance and pay the premiums thereon and repayment thereof to Lessor shall be deemed to he a part of the rental and shall be paid by Lessee to Lessor upon the next day when rent becomes due. Should there at any time be a deed of trust on the demised premises to secure a loan from a lender, the policy or policies hereinabove provided may contain a loss payable clause in a form suitable to the lender; provided, however, that the lender shall in turn be required to apply the proceeds of such insurance for the reconstruction of the property. Lessee shall provide Lessor with evidence of such insurance prior to commencing occupancy and at least ten (10) working days prior to expiration of each policy period. Evidence of renewal shall be furnished to Lessor during the term or extended terms of this Lease.

                                     VIII

                                     TAXES
                                     -----

              Lessee shall pay and discharge any real property taxes which shall be assessed, levied or imposed upon the demised premises or any part thereof, by the Federal, State, municipal or other governmental authority during the demised term hereunder.

              Lessee shall also promptly pay all personal property taxes assessed as they pertain to personal property located within the building.

              Taxes will be prorated at the beginning and the termination of this Lease between Lessor and Lessee based upon the period of occupancy and the taxes then prevailing.

                                      IX

                                   UTILITIES
                                   ---------

              Lessee shall promptly pay for all gas, heat, light, power, telephone or other utility services supplied to said Premises during the term of this Lease.


                                       X

                              INSPECTION & ACCESS
                              -------------------

              Lessee shall permit Lessor and his agents to enter into and upon said Premises at all reasonable times for the purpose of inspecting the same or the maintenance thereof. Lessor shall have the further right to enter to and upon said Premises at all reasonable times during the last six months of this Lease for the purpose of displaying it to prospective lessees, and during such period of time Lessor shall have the right to place upon the property any usual or ordinary signs indicating that the property is for sale or lease.

                                      XI

                              COMPLIANCE WITH LAW
                              -------------------

              Lessee shall at its sole cost comply with all requirements of all municipal, state and federal and other governmental authorities now in force or which may hereafter be enacted pertaining to the use of the leased premises and shall faithfully observe in said use all such laws, ordinances, regulations and statutes now in force or which may hereafter be enacted. The judgment of any court of competent jurisdiction or the admission of Lessee in any action or proceeding against Lessee whether Lessor be a party thereto or not that Lessee has violated any such ordinances, regulations of statute in said use shall be conclusive of that fact as between the Lessor and Lessee.

                                      XII

                           ASSIGNMENT & SUBLETTING
                           -----------------------

              (a) Lessee may, without the prior written consent of Lessor, assign or sublet all or any part of Lessee's interest in this Lease or in the Premises to a corporation which owns a majority of the outstanding voting stock of Lessee, to any wholly-owned subsidiary of Lessee, or to an affiliated corporation, but Lessee shall not otherwise voluntarily or by operation of law assign, sublet, transfer, mortgage or otherwise encumber all or any part of Lessee's interest in this Lease or in the Premises, without the prior written consent of Lessor in each instance, and any such attempted assignment, sublease, transfer, mortgage, or encumbrance without such consent shall be wholly void.

              (b) No subletting or assignment permitted under subparagraph (a) hereinabove or made with the consent of Lessor, shall relieve Lessee of its obligations to pay the rent and to perform all of the other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provisions of this Lease or to be a consent to any assignment or subletting.

                                     XIII

                                  ABONDONMENT
                                  -----------

              Lessee shall not vacate or abandon the Premises at any time during the term of this Lease. Failure on the part of the Lessee to operate the business of a convalescent hospital, nursing home or similar facility for five days for lack of proper licensing, or by reason of a suspension of license or ceasing to do business for any reason not beyond the control of Lessee shall be deemed an abondonment by the Lessee.

                                      XIV

                                   SURRENDER
                                   ---------

              The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof shall not work a merger and shall at the option of Lessor terminate all or existing subleases or subtenancies or may at the option of Lessor operate as an assignment to any or all of such subleases or subtenancies. The provisions of this paragraph shall not be construed as in any way permitting a subletting without the written consent of Lessor.

                                      XV

                                  DESTRUCTION
                                  -----------

             In the event of partial or total destruction of the said Premises during the term from any cause, Lessee shall give immediate notice thereof to Lessor and Lessor shall forthwith repair or replace the same if such can be done in accordance with the then existing laws and regulations. Such partial or total destruction shall in no way annul or void this Lease except by the mutual agreement of the parties and further except that Lessee shall be entitled to a proportionate reduction of rent while such replacement or repairs are being made. Such proportionate reduction to be based on the extent to which the making of such repairs shall deprive the Lessee of the beneficial use thereof. In the event that the demised premises cannot be so reconstructed or repaired with reasonable diligence within 8 months from the date of such damage, this Lease shall forthwith terminate at the option of either Lessor or Lessee, as of the date of such damage. The determination of the time required for such reconstruction or repair shall be made within 60 days following the date of such damage; a firm commitment by a reputable contractor to complete within the time permitted, together with all necessary governmental approvals, secured by either party, shall conclusively establish that the time requirement can be met.

             In the event of any damage or destruction as hereinabove referred to, any insurance money received by or paid to the Lessor or Lessee by reason thereof shall be applied to such costs of repairing, restoration or rebuilding as therein provided for and required.

                                      XVI

                                 CONDEMNATION
                                 ------------

              (a) Should forty per cent (40%) or more of (1) the Premises other than gross floor area of the building, (2) the gross floor area of the building, or (3) both together, be taken by condemnation proceeding, Lessee shall have the option to terminate this Lease effective as of the date possession is taken by the condemning authority provided that Lessee shall have given written notice of such election to Lessor after the extent of such taking has been determined and not later than ninety (90) days after Lessor has given Lessee written notice of the extent of such taking, provided further than such option or the exercises thereof shall not be construed as denying to Lessee of any right to compensation by reason of such taking to which it would otherwise be entitled

             (b) In the event of any taking which does not so result in a termination of this Lease as aforesaid, the rental payable hereunder shall be reduced, effective as of the date of which the condemning authority takes possession, in proportion to the reduction in the number of Square feet of land by reason of such taking. Lessor shall promptly at its expense, restore the portion of said Premises riot so taken to as near its former condition as is reasonably possible, and this Lease shall continue in Full force and effect.

             (c) All damages awarded for any such taking shall belong to Lessor including damages, if any, which may be awarded as compensation for diminution in value of the leasehold or of the fee; provided, however, that Lessor shall not be entitled to share in any award made to Lessee for damages for interruption of or interference with Lessee's business.

                                     XVII

                                 SUBORDINATION
                                 -------------

             Upon written request by Lessor, Lessee shall subordinate its rights under this Lease to the lien of any mortgage or deed of trust now or here-after enforced against the Premises and to all loans made or hereafter to be made upon the security thereof; provided, however, that any Such mortgage or deed of trust shall provide that this Lease shall remain in full force and effect for the term or terms herein set forth so long as Lessee is not in default hereunder, and farther provided that the payments on such encumbrances shall be in periodic amounts less than the periodic payments due hereunder. Should Lessor default in making the payments on said encumbrances, Lessee may make said payments and set off said sum against the monies due and payable to Lessor hereunder.

                                     XVII

                                    BREACH
                                    ------

              In the event of any breach of this Lease by the Lessee and the failure of Lessee to correct and remedy such breach within fifteen days after receipt of written notice from Lessor, then Lessor besides other rights and remedies he may have, shall have the immediate right of re-entry and may remove all persons therefrom. Should Lessor elect to re-enter as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, he may either terminate this Lease or may from time to time without terminating this Lease relet said Premises or any part thereof for such term or terms and for such rental or rentals and upon such other terms and conditions as Lessor in his sole discretion may deem advisable. Rentals received by Lessor for such reletting shall be applied:

(1) to the payment of any cost of such reletting, (2) to the payment of the cost of any repairs to the Premises, (3) to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such reletting during any month be less than that agreed to be paid during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor upon Lessor's demand. No such re-entry or taking possession of said Premises by Lessor shall be construed as an election on his part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a Court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any breach in addition to any other remedy he may have, he may recover from Lessee all damages he may incur by reason of such breach including the costs of recovering the Premises and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term.

                                      XIX

                               EARLY TERMINATION
                               -----------------

              Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee.
                                      XX

                                ATTORNEYS' FEES
                                ---------------

              In the event either party brings an action against the other to enforce condition or covenant of this Lease, the prevailing party in such action shall be entitled to recover the court costs and reasonable attorneys' fees in judgment rendered through such action.

                                      XXI

                                    NOTICES
                                    -------

              All notices to be given to Lessee may be given in writing personally or by depositing same in the United States mail postage prepaid and addressed to Lessee at said premises whether or not Lessee has departed from, abandoned or vacated the Premises. All notices to be given to Lessor shall be given in writing personally, or be depositing same in the United States mail postage prepaid and addressed to Lessor: % Traiger, Crasnick, 1605 Ventura
                                         ---------------------------------
Boulevard, Encino, California or such other address as Lessor may designate to
-----------------------------
Lessee in writing.

                                     XXII

                                    WAIVER
                                    ------

             The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term covenant or condition or any subsequent breach of the same, or any other term, covenant or condition herein contained.

                                     XXIII

                                 HOLDING OVER
                                 ------------

             Any holding over after the expiration of the said term with the consent of Lessor shall be construed as a tenancy from month to month on the same terms and conditions as herein specified.

                                     XXIV

                                OPTION TO RENEW
                                ---------------

              Provided not then in default hereunder, Lessee shall have the option, exercisable not more than 90 and not less than 30 days prior to the end of the initial term, to renew the Lease for an additional term of 10 years upon
                                                                  --
all of the terms and conditions herein contained.

                                      XXV

                               PERSONAL PROPERTY
                               -----------------

              Lessee shall, at its sole cost insure and keep and maintain in good and sanitary order, condition and repair all of the personal property listed on Exhibit A-2 hereof, and will make replacements thereof as necessary, and all such personal property shall be and remain, and any and all substitutions and replacements therefor shall become, the property of Lessor upon the expiration or earlier termination of this Lease. All substantial additions made by Lessee to the furnishings, equipment and other personal property located on the premises shall, however, be and remain the property of Lessee upon the expiration or earlier termination of this Lease.

                                     XXVI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

              The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto. Time is of the essence of this Lease.

     In the event that any part or provision of this Lease shall be invalid and legally unenforceable, the remainder hereof shall nevertheless be carried out disregarding such part or provision.

     Where the context so indicates the singular number where used in this instrument shall include the plural and the plural the singular, the present tense shall include the future and the future the present, the masculine gender shall include the feminine and neuter.

     IN WITNESS WHEREOF, the parties hereunto have executed this Lease the day and year first above written.


/s/ Signature appears here             CENTURY CONVALESCENT CENTERS, INC.
----------------------------           -------------------------------------

/s/ Signature appears here           By /s/ William F. Moody Jr. Pres
----------------------------           -------------------------------------


----------------------------           -------------------------------------
         LESSOR                                        LESSEE

General Partners of
     THE PALMCREST GENERAL COMPANY,
the General Partner of
     PALMCREST ASSOCIATES, LTD.

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STATE OF CALIFORNIA    )
                       ) ss.
COUNTY OF LOS ANGELES  )

                             On November 20th, 1969 before me, the undersigned, a Notary Public in and for said State, personally appeared William F. Moody, Jr., known to me to be the President of the CENTURY CONVALESCENT CENTERS, INC., the Corporation that executed the within instrument, known to me to be the person who executed the within instrument, on behalf of the Corporation, therein named, and acknowledged to me that such Corporation executed the same.

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                             WITNESS my hand and official seal.

                                            /s/ Joanne Burdt
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[SEAL OF JOANNE BURDT                           Joanne Burdt
 NOTARY PUBLIC CALIFORNIA                 --------------------------------------
 APPEARS HERE]                                    NAME(TYPED OR PRINTED)
                                           Notary Public in and for said State.
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STATE OF CALIFORNIA    )
                       ) ss.
County of Los Angeles  )

November 20, 1969, before me to the undersigned, a Notary Public in and for said State, totally appeared ISAAC BRASSNER and MELVIN WANDER, known to me to be two of the partners PALMCREST GENERAL COMPANY, a partnership, said partnership being known to me to be one the partners of PALMCREST ASSOCIATES, LTD. the partnership that executed the within instrument, and acknowledged to me that they executed the same as partners of the partnership first above named, that said partnership executed the same as a partner of CREST ASSOCIATES, LTD., and that said last named partnership executed the same.

WITNESS my hand and official seal.

                                         /s/ Signature appears here
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[SEAL APPEARS HERE]